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                                                                 Exhibit 10.12.1

                 AMENDMENT TO MANUFACTURING AND SUPPLY AGREEMENT


         This amendment ("AMENDMENT"), dated April    , 1995, is by and between
U.S. Bioscience, Inc. ("USB"), a corporation organized and existing under the laws of the State of Delaware and Ben Venue Laboratories, Inc., a corporation organized and existing under the laws of Pennsylvania, with principal manufacturing facilities at 300 Northfield Road, Bedford, Ohio 44146 ("BVL").

         WHEREAS, USB and BVL entered into a Manufacturing and Supply Agreement dated September 23, 1993 (the "Agreement"), relating to the manufacture and supply of Neutrexin(R) (trimetrexate glucumate and Ethyol(R) (amifostine);

         WHEREAS, USB and BVL desire to amend certain provisions of the Agreement as hereinafter provided; and

         NOW, THEREFORE, in consideration of the mutual promises contained herein and intending to be legally bound hereby, the parties hereby agree as follows:


         1. Definitions: Except as otherwise specifically provided herein, all capitalized terms used herein and not defined herein shall have the meaning assigned to such terms in the Agreement.

         2. Quality: Section 6.1 of the Agreement shall be amended by deleting the first two sentences of Section 6.1 and replacing those sentences with the following:

                  "6.1 Quality USB and its distributors, licensees and sub-licensees and their respective affiliates shall have the right, but not the obligation, to inspect BVL's quality control procedures and records and to obtain specimens of Product(s) from BVL's production for analysis to confirm quality. USB, its distributors, licensees, sublicensees and their respective affiliate employees may perform inspections of BVL's manufacturing facilities."

         3. Effect of Amendment: Other than the specific amendment set forth above, all other terms and conditions of the Agreement shall remain in full force and effect. This Amendment embodies the full and complete understanding of the parties hereto with respect to the matters addressed herein and supersedes all prior understandings and agreements whether oral or written.



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         IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute this Agreement.


U.S. BIOSCIENCE, INC.

BY:
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TITLE:  Senior Vice President, Pharmaceutical Operations
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DATE:  April 10, 1995
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BEN VENUE LABORATORIES, INC.


BY:
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TITLE:
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DATE:
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